Exhibit 21.1

Subsidiaries of the Registrant

Entity	Jurisdiction of Organization

AdCare Acquisition, Inc.	Ohio

AdCare Administrative Services, LLC	Georgia

AdCare Consulting, LLC	Georgia

AdCare Employee Leasing, LLC	Georgia

AdCare Financial Management, LLC	Georgia

AdCare Management Company, Inc.	Ohio

AdCare Oklahoma Management, LLC	Georgia

AdCare Operations, LLC	Georgia

Entity	Jurisdiction of Organization

AdCare Property Holdings, LLC	Ohio

ADK Administrative Property, LLC	Georgia

ADK Bonterra/Parkview, LLC	Georgia

ADK Georgia, LLC	Georgia

ADK Hembree Road Property, LLC	Georgia

ADK Jeffersonville Operator, LLC	Georgia

ADK LaGrange Operator, LLC	Georgia

Entity	Jurisdiction of Organization

ADK Lumber City Operator, LLC	Georgia

ADK Oceanside Operator, LLC	Georgia

ADK Powder Springs Operator, LLC	Georgia

ADK Savannah Beach Operator, LLC	Georgia

ADK Thomasville Operator, LLC	Georgia

ADK Thunderbolt Operator, LLC	Georgia

Entity	Jurisdiction of Organization

Arkansas ADK, LLC	Georgia

Assured Health Care, Inc.	Ohio

Attalla Nursing ADK, LLC	Georgia

Benton Nursing, LLC	Georgia

Benton Property Holdings, LLC	Georgia

Entity	Jurisdiction of Organization

Community’s Hearth & Home. Ltd.	Ohio

Coosa Nursing ADK, LLC	Georgia

CP Nursing, LLC	Georgia

CP Property Holdings, LLC	Georgia

Eaglewood Property Holdings, LLC	Georgia

Eaglewood Village, LLC	Georgia

Erin Nursing, LLC	Georgia

Erin Property Holdings, LLC	Georgia

Hearth & Care of Greenfield, LLC	Ohio

Hearth & Home of Ohio, Inc.	Ohio

Hearth & Home of Urbana, LLC	Ohio

Hearth & Home of Van Wert, LLC	Ohio

Entity	Jurisdiction of Organization

Hearth & Home of Vandalia, Inc.	Ohio

Home Office Property Holdings, LLC	Georgia

Homestead Nursing, LLC	Georgia

Homestead Property Holdings, LLC	Georgia

Mountain Top ALF, LLC	Georgia

Entity	Jurisdiction of Organization

Mountain Top Property Holdings, LLC	Georgia

Mountain Trace Nursing ADK, LLC	Ohio

Mountain View Nursing, LLC	Georgia

Mt. V Property Holdings, LLC	Georgia

Mt. Kenn Nursing, LLC	Georgia

Mt. Kenn Property Holdings, LLC	Georgia

New Lincoln Ltd.	Ohio

Park Heritage Nursing, LLC	Georgia

Park Heritage Property Holdings, LLC	Georgia

Pavilion Care Center, LLC, The	Ohio

Rose Missouri Nursing, LLC	Georgia

Valley River Nursing, LLC	Georgia

Valley River Property Holdings, LLC	Georgia

West Toledo Management, Inc.	Ohio

Woodland Manor Nursing, LLC	Georgia

Entity	Jurisdiction of Organization

Woodland Manor Property Holdings, LLC	Georgia